PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement, dated October 31, 2012,
to Prospectuses dated May 1, and August 20, 2012

This Supplement should be read and retained with the Prospectus for your Annuity.  This supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888.

We are issuing this supplement to reflect changes to the Advanced Series Trust:   (1) the addition of Security Capital Research & Management Incorporated as a sub-subadvisor to the AST J.P. Morgan Global Thematic Portfolio,1 which is expected to occur on or about October 31, 2012; and (2) revisions to the Investment Objectives/Policies of the AST New Discovery Asset Allocation Portfolio.

Accordingly, the Investment Objectives/Policies table that appears in the Prospectus section titled “Investment Options” is modified as follows:

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUBADVISOR
AST Funds
Asset Allocation
AST J.P. Morgan Global Thematic Portfolio: (formerly AST Horizon Growth Asset Allocation Portfolio): seeks capital appreciation consistent with its specified level of risk tolerance. The Portfolio will provide exposure to a long-term strategic asset allocation while having the flexibility to express shorter-term tactical views by capitalizing upon market opportunities globally.  The Portfolio will invest across a broad range of asset classes, including, without limitation, domestic equity and debt, international and global developed equity, emerging markets equity and debt, high yield debt, convertible bonds, and real estate investment trusts.  The Portfolio will invest primarily in individual securities in order to meet its investment objective and will also utilize derivative instruments for tactical positioning and risk management.  Under normal circumstances, approximately 65% of the Portfolio’s net assets (ranging between 55-75% depending on market conditions) will be invested to provide exposure to equity securities and approximately 35% of its net assets (ranging between 25-45% depending on market conditions) will be invested to provide exposure to fixed-income securities.  Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., options and futures contracts on indices, securities, and commodities, currency forwards, etc.); and (iii) the purchase of certain exchange-traded funds.
J.P. Morgan Investment Management, Inc./ Security Capital Research & Management Incorporated
Asset Allocation
AST New Discovery Asset Allocation Portfolio (formerly AST American Century Income & Growth Portfolio): seeks total return.  Total return is comprised of capital appreciation and income.  Under normal circumstances, approximately 70% of the Portfolio’s assets will be allocated to a combination of domestic and international equity strategies and approximately 30% of the Portfolio’s assets will be allocated to certain domestic and international fixed-income strategies and a liquidity strategy.  Depending upon the Portfolio’s ability to achieve the necessary asset scale, the Trust’s ability to implement certain legal agreements and custody arrangements, and market, economic, and financial conditions as of the Portfolio’s commencement of operations, it may take several weeks for the Portfolio’s assets to be fully invested in accordance with its investment objective and policies.  During that time, it is anticipated that all or a portion of the Portfolio’s assets will be invested in high grade, short term debt securities (both fixed and floating rate), money market funds, short-term bond funds, exchange-traded funds and/or index futures contracts.  A relatively long initial investment period may negatively affect the Portfolio’s investment return and ability to achieve its investment objective.
Bradford & Marzec, LLC; Brown Advisory, LLC; C.S. McKee, LP; EARNEST Partners, LLC; Epoch Investment Partners, Inc.; Security Investors, LLC; Thompson Siegel & Walmsley LLC

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1 The AST J.P. Morgan Global Thematic Portfolio is not available with the Optimum suite of Annuities.  Therefore, the disclosure changes for the AST J.P. Morgan Global Thematic Portfolio that are described in this Supplement do not apply to your Prospectus if you own an Optimum, Optimum Four, Optimum Plus or Optimum XTra Annuity.